1 AMENDMENT 2 TO THE LICENSE AGREEMENT DATED DECEMBER 19, 2014 This Amendment 2 (this “Second Amendment”) is made as of October 21, 2019 (“Second Amendment Effective Date”) between Sanofi, a French corporation with a business principal address of 54 rue La Boétie, 75008 Paris, France (“Sanofi”) and Neurocrine Biosciences, Inc., a company duly incorporated under the laws of Delaware, with a business principal address of 12780 El Camino Real, San Diego, CA 92130, USA (“Neurocrine”). Sanofi and Neurocrine are sometimes referred to herein individually as a “Party” and collectively as the “Parties”. Capitalized terms used herein and not otherwise defined have the meanings ascribed to them in the License Agreement (as defined below). RECITALS WHEREAS, Sanofi and Neurocrine are parties to a License Agreement dated December 19, 2014, as further amended, in relation to CRF1 Antagonists (“License Agreement”), pursuant to which Sanofi granted to Neurocrine an exclusive and worldwide license under the Licensed Patents and the Licensed Know-How to Exploit the Compounds and the Products in the Field; WHEREAS, Neurocrine has made certain inventions in the course of conducting activities under the License Agreement, which inventions are claimed and disclosed in certain Neurocrine Patents; WHEREAS, Neurocrine desires to file patent applications disclosing and claiming both (1) Licensed Know-How, including particular formulations of a Compound that is included in the Licensed Know-How, as described in the document provided by Sanofi to Neurocrine entitled “[***],” document number [***], and (2) inventions made by Neurocrine under the License Agreement, and the Parties have agreed that Neurocrine may file such patent applications and that such patent applications will be deemed Licensed Patents under the License Agreement; NOW, THEREFORE, in consideration of the premises and the mutual promises and conditions hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, do hereby agree to amend the License Agreement, in accordance with Section 13.7 thereof, as follows: 1. Amendment of the License Agreement 1.1 The following new definition is hereby added to Article 1 of the License Agreement: 1.99 “Joint Patents” has the meaning set forth in Section 7.2.4(a). 1.2 Section 1.44 of the License Agreement is hereby deleted and replaced with the following: Exhibit 10.15 Certain identified information has been excluded from the exhibit because it is both (i) not material and (ii) is the type of information that the registrant treats as private or confidential. Triple asterisks denote omissions. 2 1.44 “Licensed Patents” means (a) the Patents which are necessary for the Development and Commercialization of Sanofi Products in the Field and are either (i) Controlled by Sanofi as of the Effective Date or (ii) derived from any Development Plan, Report or other disclosure of Neurocrine to Sanofi hereunder and Controlled by Sanofi after the Effective Date and (b) all Joint Patents. Sanofi represents that, as of the Effective Date, the Licensed Patents are as set forth on Exhibit B. 1.3 Section 7.2.1 of the License Agreement is hereby deleted and replaced with the following: 7.2.1 Licensed Patents. Unless otherwise agreed between the Parties, all decisions and actions with respect to the maintenance of the Licensed Patents, but excluding the Joint Patents, which are separately addressed in Section 7.2.4 below, shall be the responsibility of Sanofi, using patent counsel of its choice, at Sanofi’s sole cost and expense; provided, however, that Neurocrine shall reimburse Sanofi with respect to reasonable and documented out of pocket expenses paid to Third Parties with respect to the prosecution or maintenance of such Licensed Patents in the Major Markets. Sanofi shall not abandon, cease maintenance or reduce the scope of any such Licensed Patent without first notifying Neurocrine in writing at least [***] days in advance of any maintenance deadline, and Neurocrine shall have the right, but not the obligation, to assume such maintenance activities in Sanofi’s name at Neurocrine’s sole cost and expense. 1.4 A new Section 7.2.4 is hereby added to the License Agreement to read as follows: 7.2.4 Joint Patents. (a) Neurocrine shall have the first right, but no obligation, to prepare, file, prosecute and maintain, at its costs and expenses, Patents disclosing or claiming both (i) Licensed Know-How and (ii) Information and Inventions made solely by or on behalf of Neurocrine or its Affiliates under or in connection with this Agreement, in accordance with Sections 7.2.4(b) and (c). For clarity, as set forth in Section 7.1.1 (notwithstanding that the Licensed Know-How may have been made prior to the Effective Date and not under or in connection with this Agreement), any such Patents that claim inventions made by both one or more employees or contractors of Sanofi or its Affiliates and one or more employees or contractors of Neurocrine or its Affiliates shall be “Joint Patents” and shall be jointly owned by the Parties. For clarity, if during the prosecution of any Joint Patent, the claims are amended so that such Joint Patent claims inventions made by employees or contractors of Neurocrine or their respective Affiliates, but not inventions made by the employees or contractors of Sanofi or their respective Affiliates, then such Patent will no longer be a Joint Patent and will instead be a Neurocrine Patent subject to Section 7.2.2. If during the prosecution of any Joint Patent, the claims are amended so that such Joint Patent claims inventions made by employees or contractors of Sanofi or their respective Affiliates, but not inventions made by the employees or contractors of Neurocrine or their respective Affiliates, then (i) such Patent will not be jointly owned by the Parties but will instead be owned solely by Sanofi, (ii) such Patent will be deemed a Joint Patent for all purposes other than ownership thereof under this Agreement, including 3 with respect to the prosecution and maintenance thereof under Sections 7.2.4(b)- (d), and (iii) such Patent will remain a Licensed Patent. (b) Neurocrine shall confer with Sanofi in connection with its preparation, filing, prosecution and maintenance of the Joint Patents, provided that in the event that the Parties fail to agree on any such matter, Neurocrine shall have the right to decide the matter. Without limiting the foregoing, Neurocrine shall (i) provide Sanofi with a draft of each substantive filing to a patent authority for any Joint Patent prior to filing and sufficiently in advance (at least [***] days, where practicable) for Sanofi’s review and comment, (ii) provide Sanofi with a copy of each substantive submission made to and substantive document received from a patent authority regarding any Joint Patent reasonably promptly after filing or receipt thereof; and (iii) consider in good faith Sanofi’s comments on such documents. (c) Neurocrine shall notify Sanofi of any decision to cease prosecution or maintenance of any Joint Patent in any country. Neurocrine shall provide such notice sufficiently in advance of any filing or payment due date, or any other due date that requires action in order to avoid loss of rights, in connection with such Joint Patent. Thereafter, Sanofi may, upon written notice to Neurocrine, control the prosecution and maintenance of such Joint Patent at Sanofi’s sole expense, and Sanofi shall keep Neurocrine informed of the status of such Joint Patent in accordance with Section 7.2.4(b), mutatis mutandis. (d) Each Party shall provide the other Party, at the other Party’s request and expense, all reasonable assistance and cooperation in the preparation, filing and prosecution efforts under this Section 7.2.4, including by making scientists and scientific records reasonably available, providing any necessary powers of attorney and executing any other reasonably required documents or instruments. 2. Miscellaneous 2.1 Except as specifically amended or detailed in this Second Amendment, all the terms and provisions of the License Agreement shall remain in full force and effect and as amended by this Second Amendment shall be read as a single integrated document incorporating the changes set forth in this Second Amendment. 2.2 This Second Amendment may be signed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Second Amendment is executed by the respective authorized representative of the Parties as of the Second Amendment Effective Date. SANOFI NEUROCRINE BIOSCIENCES, INC. By : /s/ Stefan Risson By : /s/ Darin Lippoldt Name : Stefan Risson Name : Darin Lippoldt Title : Global Head, Licenses Title : Chief Legal Officer